CAMELOT ENTERTAINMENT GROUP, INC.
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CAMELOT ENTERTAINMENT GROUP, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
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(4) Date Filed:_______________________________________________________

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CAMELOT ENTERTAINMENT GROUP, INC.
2020 Main Street, Suite 990
Irvine, CA 92614

July 1, 2005

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the Annual Meeting of Stockholders of Camelot Entertainment Group, Inc. (the "Company") which will be held at the Company’s corporate headquarters, located at 2020 Main Street, Suite 990, Irvine, California 92614, on Wednesday, August 24, 2005, at 10:00 a.m., Pacific Standard Time.

On the following pages you will find the Notice of the Annual Meeting of Stockholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting. These matters include

     (a) Elect Chief Financial Officer George Jackson to serve on the Board of Directors of the Company for a term of two (2) years, therby fullfilling the remaining term of the director he has replaced; and elect Jane Olmstead for a term of one (1) year; (b) Ratifying the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company; (c) Authorize the Board of Directors to provide for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models which the board estimates a current need of $25,000,000, including the filing of registration statements with various state agencies and the Securities and Exchange Commission;

(d) Authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof; (e) Upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange; (f) Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market;

(g) Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on one of the German Stock Exchanges; (h) Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company; (i) Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company;

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(j) To approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom; (k) To approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany; (l) To approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland; (m) To ratify all actions taken by the directors since the last Stockholder meeting; and (n) To transact such other business as may properly come before the meeting.

A copy of the Annual Report to Stockholders on Form 10-KSB filed with the Securities and Exchange Commission describing the Company's operations during the fiscal year ended December 31, 2004 and a copy of our Quarterly Reports to Stockholders on Form 10Q-SB can be viewed on our web site at www.Camelotfilms.com and copies of all our filings are available for viewing at www.sec.gov. Of course, we will be present at the Annual Meeting of Stockholders to answer any questions you might have.

I hope that you will be able to attend the Annual Meeting of Stockholders in person. HOWEVER, WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your support and look forward to seeing you at the Annual Meeting of Stockholders.

Very truly yours,
Robert P. Atwell
Chief Executive Officer

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CAMELOT ENTERTAINMENT GROUP, INC.
2020 Main Street, Suite 990
Irvine, CA 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 24, 2005

TO THE STOCKHOLDERS OF CAMELOT ENTERTAINMENT GROUP, INC.

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of the Stockholders of Camelot Entertainment Group, Inc., a Delaware corporation (the "Company"), which will be held at the Company’s corporate headquarters, located at 2020 Main Street, Suite 990, Irvine, California 92614, on Wednesday, August 24, 2005, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1. To elect on director to serve on the Board of Directors of the Company for a term of two (2) years,  thereby fulfilling the original termo of the directro he replaced, and elect one director to serve on the Board of Directors of the Company for a term of one (1) year, as set forth in Proposal 1 or, if proposal 1 is not approved, until the next Annual Meeting, or until a successor has been duly elected and qualified.

2. To ratify the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company.

3. To authorize the Board of Directors to provide for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models which the board estimates a current need of $25,000,000, and file registration statements with various state agencies and the Securities and Exchange Commission for the initial funding.

4. To authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof.

5. Upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange.

6. Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market.

7. Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on one of the German Stock Exchanges.

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8. To authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

9. To authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

10. To approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom.

11. To approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany.

12. To approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland.

13. To ratify all actions taken by the directors since the last Stockholder meeting.

14. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on the Record Date, June 30, 2005, are entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournments thereof. Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the Annual Meeting of Stockholders in person. If you attend the Annual Meeting of Stockholders, you may withdraw your proxy and vote in person on each matter brought before the Annual Meeting of Stockholders. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors
George Jackson
Secretary
Irvine, California
July 1, 2005

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CAMELOT ENTERTAINMENT, INC
2020 Main Street, Suite 990
Irvine, CA 92614

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 24, 2005

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of the Company. A Stockholder may revoke the proxy at any time prior to its use. Proxies properly executed and received by the Secretary prior to the Annual Meeting (the “Annual Meeting”) and not revoked will be voted in accordance with the terms thereof. Registered Stockholders and participants in plans holding shares of the Company’s Common Stock (“Common Stock”) are urged to deliver proxies and voting instructions by completing and mailing the enclosed proxy or voting instruction. Registered Stockholders and plan participants may send their proxies or voting instructions by completing, signing, and dating the enclosed proxy or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope. If your shares are held in street name with your bank or broker, please follow the instructions for voting attached to the proxy card that is enclosed with this Proxy Statement. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by directors, officers, and employees of the Company. It is contemplated that additional solicitation of proxies will be made by Transfer On-Line, 317 SW Alder Street, Second Floor, Portland, Oregon 97204 at an anticipated cost to the Company of approximately $2,000, including reimbursement of out-of-pocket expenses.

At the Annual Meeting, stockholders will be asked to approve the following:   (a) Elect Chief Financial Officer George Jackson to serve on the Board of Directors of the Company for a term of two (2) years, therby fullfilling the remaining term of the director he has replaced; and elect Jane Olmstead for a term of one (1) year; (b) Ratifying the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company; (c) Authorize the Board of Directors to provide for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, which the board estimates a current need of $25,000,000, and file registration statements with various state agencies and the Securities and Exchange Commission;

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(d) Authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof; (e) Upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange. (f) Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market;

(g) Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on one of the German Stock Exchanges; (h) Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company; (i) Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company;

(j) To approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom; (k) To approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany; (l) To approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland; (m) To ratify all actions taken by the directors since the last Stockholder meeting; and (n) To transact such other business as may properly come before the meeting.

This Proxy Statement and the enclosed form of proxy are first being sent to stockholders, together with the Notice of the Annual Meeting, on or about July 1, 2005.

A copy of the Annual Report to Stockholders on Form 10-KSB filed with the Securities and Exchange Commission describing the Company's operations during the fiscal year ended December 31, 2004 and a copy of our Quarterly Reports to Stockholders on Form 10Q-SB can be viewed on our web site at www. Camelotfilms.com and copies of all our filings are available for viewing at www.sec.gov, but they are not part of the proxy solicitation materials except to the extent specifically incorporated by reference in this Proxy Statement.

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Stockholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on June 30, 2005 as the record date (the "Record Date") for the determination of the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, there were ____________ shares of the Company's common stock, $0.001 par value per share ("Common Stock"), issued and outstanding, held by _______ Stockholders. There were 5,100,000 shares of the Company’s Class A Preferred Stock (“Class A Preferred Stock”) issued and outstanding. There were 5,100,000 shares of the Company’s Class B Preferred Stock (“Class B Preferred Stock”) issued and outstanding. The Common, Series A Preferred Stock and Series B Preferred Stock are the only class of voting securities outstanding entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. Each share of Series A Preferred Stock outstanding on the Record Date entitles the record holder to cast 50 votes with respect to each matter to be voted upon at the Annual Meeting. Each share of Series B Preferred Stock outstanding on the Record Date entitles the record holder to cast 1,000 votes with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company's outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Under Delaware law, approval of the proposals to be submitted to the stockholders requires the affirmative vote of at least a majority of the Common Stock present at the meeting and entitled to vote on the subject matter.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed prior to the Annual Meeting, who also will determine whether a quorum is present.

In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of, nor a vote cast against, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Delaware law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

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Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR   (a) Elect Chief Financial Officer George Jackson to serve on the Board of Directors of the Company for a term of two (2) years, therby fullfilling the remaining term of the director he has replaced; and elect Jane Olmstead for a term of one (1) year; (b) Ratifying the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company; (c) Authorize the Board of Directors to provide for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, which the board estimates a current need of $25,000,000, and file registration statements with various state agencies and the Securities and Exchange Commission;

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(d) Authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof; (e) Upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange. (f) Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market;

(g) Authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on one of the German Stock Exchanges; (h) Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company; (i) Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company;

(j) To approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom; (k) To approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany; (l) To approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland; (m) To ratify all actions taken by the directors since the last Stockholder meeting; and (n) To transact such other business as may properly come before the meeting. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

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Any stockholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

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PROPOSAL 1: ELECTION OF DIRECTORS TO BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required for the election of directors.

One director is to be elected at the Annual Meeting for a term of two years and one director is to be elected at the Annual Meeting for a term of one year. The following pages set forth certain information for the nominees and incumbent directors as of June 30, 2005, except as otherwise noted. The nominees listed below were directors (a) previously appointed by the Board of Directors to fill a vacancy created by the resignation of a previous Director and (b) previously elected to the Board of Directors by the shareholders. The election of the nominee for director requires the affirmative vote of the holders of a majority of the shares of common stock voting for the election of director. Votes that are withheld and shares held in street name (“Broker Shares”) that are not voted in the election of director will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of the nominee as a director. If, at the time of the Annual Meeting, the nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The nominee has consented to being named in this Proxy Statement and to serve if elected.

NOMINEE FOR DIRECTOR

The age of the nominees, their positions and offices with the  Company, their term of office as a director, their business experience during the past five years or more and additional biographical data is set forth below.

Name of Executive Officers and Directors	Age	Position	Date of Appointment
George Jackson	45	CFO and Director	March 31, 2005
Jane Olmstead	51	Director	December 15, 2000

In accordance with the Company’s by-laws, as amended, Robert P. Atwell, Chairman, will hold office until 2007. Rounsevelle Schaum and H.K. Dyal will hold office until 2006. Mr. Jackson, if elected, will hold office until August of 2007. Mrs. Olmstead will hold office until August of 2006. All directors will hold office until their successors have been duly elected and qualified, or their death, resignation, or removal.

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Nominee for Election who’s Term Expires in 2006

Jane Olmstead, CPA, 51, Chief Financial Officer, Director, has over 20 years experience in the financial and accounting fields, including serving as a Senior Management Consultant with Touche Ross & Co. (currently Deloitte & Touche) for nine years. Ms. Olmstead's expertise is in strategic business planning, financial systems design and implementation and tax preparation and planning. Her involvement with numerous Fortune 500 companies such as Ford Motor Co., Mobil Oil and Coors resulted in cost savings measures and increases in profitability through the implementation of improved financial and communication systems.

Ms. Olmstead has focused on improving corporate efficiency and effectiveness through a variety of means including: acting as CFO, implementing new procedures, creating reorganization plans, forecasting and planning for future growth. Some of her additional strengths are in asset management, systems integration, budgeting and cost control. Ms. Olmstead graduated Magna cum Laude from the University of Tennessee with a B.S. in Accounting and a Minor in Statistics. She is currently a member of the Colorado Society of CPAs and the Association of Professional Consultants.

Nominee for Election who’s Term Expires in 2007

George Jackson, 45, Director, Chief Financial Officer, was appointed to the Board of Directors as a permanent replacement for Al Golusin, who resigned on November 30, 2004. A Certified Public Accountant since 1984, Mr. Jackson previously worked with the public accounting firm of KPMG from 1982 to 1985. While at KPMG, he worked as a consultant and auditor on many film companies including: Carolco Films, New World Pictures and others. He was the co-founder, CEO and CFO of several fitness centers from 1985 to 1999. He was responsible for managing companies with over $20 million in revenue, 540 employees in the United States and Asia, raising over $10 million in capital and managing the accounting departments and preparing financial statements for stockholders in the U.S. and Asia. He sold all his fitness center assets to Bally Total Fitness in early 2000, netting a return to stockholders of over 45% on an annual basis since inception of the fitness centers. From 2000 to present, he has developed more fitness centers in Asia and been a director to several fitness companies. Mr. Jackson graduated from the University of Southern California with a B.S. in Accounting in 1982.

    In accordanace with the Company's Bylaws, the Board of Directors has fixed the size of the Board of Directors at five and has nominated Mr. Jackson and Mrs. Olmstead for election as directors of the Company.

    If Proposal 1 is approved by the Stockholders, and if the nominee's are elected, the Board of Directors will be as follows:

Robert P. Atwell, George Jackson, Jane Olmstead, Rounsevelle Schaum and H. K. Dyal III, each of whom will serve on the Board of Directors until the 2007 annual meeting of the Company's stockholders.

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Robert P. Atwell, 51, Chairman, President and Chief Executive Officer, has been President of the Company since March 19, 2003. Mr. Atwell is also the President of The Atwell Group, Inc., which encompasses several companies Mr. Atwell has been affiliated with since 1978, including The Corporate Solution, Inc. (1978), Eagle Consulting Group, Inc. (1996), The Atwell Group, LLC (2004) and Camelot Films, Inc. (1978). Mr. Atwell’s companies specialize in taking small companies public, securing and implementing assignments for a variety of agencies and corporations including general business consulting, corporate restructuring, mergers and acquisitions, corporate investigations and securities administration. Mr. Atwell has been involved in all aspects of motion picture production and distribution. Mr. Atwell began his career in the entertainment business in 1971, working initially in television and independent film before establishing Camelot Films in 1978.

George Jackson, 45, Director, Chief Financial Officer, was appointed to the Board of Directors on March 31, 2005. A Certified Public Accountant since 1984, Mr. Jackson worked as a consultant and auditor while employed by KPMG on many film companies including: Carolco Films, New World Pictures and others. Mr. Jackson graduated from the University of Southern California with a B.S. in Accounting in 1982.

Jane Olmstead, CPA, 51, Chief Financial Officer, Director, has over 20 years experience in the financial and accounting fields, including serving as a Senior Management Consultant with Touche Ross & Co. (currently Deloitte & Touche) for nine years. Ms. Olmstead's expertise is in strategic business planning, financial systems design and implementation and tax preparation and planning. Her involvement with numerous Fortune 500 companies such as Ford Motor Co., Mobil Oil and Coors resulted in cost savings measures and increases in profitability through the implementation of improved financial and communication systems. Ms. Olmstead graduated Magna cum Laude from the University of Tennessee with a B.S. in Accounting and a Minor in Statistics. She is currently a member of the Colorado Society of CPAs and the Association of Professional Consultants.

Rounsevelle Schaum, 72, Director, is the Chairman of Newport Capital Partners, Inc., an investment banking firm specializing in providing financial advisory services to emerging growth companies. He is a graduate of Phillips Andover Academy and holds a Bachelor of Science degree in Mechanical Engineering from Stanford University and an MBA from the Harvard Business School. He was also a member of the faculty and Defense Research Staff of the Massachusetts Institute of Technology, where he participated in the development of the computer programs for the Ballistic Missile Early Warning System.

He is a director and chairman of the audit committee of the Quigley Corporation (NASDAQ "QGLY") and was a founder and director of Streaming Media Corporation. He was also the Chairman and CEO of BusinessNet Holdings Corporation and has served as a crisis manager for Heller Financial Corporation. He also served on the District Advisory Council of the U.S. Small Business Administration; as Chairman of the California Small Business Development Corporation, a private venture capital syndicate; and was the founder and Managing Director of the Center of Management Sciences, a consulting firm serving the aerospace industry.

He was the principal author of the "Weapon Systems Management Guide" under contract to the Office of the Secretary of Defense. Mr. Schaum resides in Newport, Rhode Island, where he has been active in civic affairs. He is a member of the Naval War College Foundation and a director of the Newport Historical Society.

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H. Kaye Dyal, 65, Director, is President of two of our production entities, Camelot Films and Camelot Features. He joined our company in August of 2004. Mr. Dyal has worked in the film industry for over 25 years. He began his career in the studio of renowned film designer Saul Bass. While a directing associate to Mr. Bass, their film "Why Man Creates" made for Kaiser Aluminum Corporation, won the Academy Award for Best Short Subject.

  Mr. Dyal worked on television programming with CBS and the National Geographic Society, and with Warner Bros. and Lorimar Television on the "Waltons" television series. Mr. Dyal headed an After School Specials division at Lorimar. As a pilot for Public Television, Mr. Dyal wrote and Produced an award winning adaptation of William Faulkner's short story, "A Rose For Emily", which starred Anjelica Huston, John Randolph and John Houseman. Presented at the Cannes Film Festival, the film has won numerous major awards available in the short film market. Houghton-Mifflen Publishers selected “A Rose For Emily” as their featured work in a Teacher’s Guide to American Literature on Film. Mr. Dyal wrote and also developed several television series, one with Dick Clark Productions, two for World Vision. Most recently, Mr. Dyal Executive Produced two television series pilots, “Norm Crosby’s Celebrity Golf Challenge” and “Melina” a talk show being developed for production in the Latin beat of Miami.

  Mr. Dyal's feature motion picture career began at Cinema Financial of America, where he produced and co-directed "Silence" starring Will Geer. Also for CFA, Mr. Dyal directed "the Memory of Us", winner of a Special Jury Prize at the Atlanta Film Festival. Both films received nation wide domestic theatrical release, and were showcased on cable television. Mr. Dyal advanced his film career writing the Chuck Norris international hit, "Lone Wolf McQuade", which became the television series "Walker, Texas Ranger". He wrote and directed "Trained to Kill" and "Gambit", feature motion pictures which were released through Overseas Film Group. Mr. Dyal was an Executive Producer on “Saved”, a feature motion picture for MGM/UA starring Jena Malona, Mandy Moore, and Macauley Culkin released in April 2004. While head of production for Gravity Entertainment, Dyal oversaw the production of “Bully” directed by Larry Clark, starring Brad Renfro, Nick Stahl, Bijou Phillips, Rachel Miner and Kelli Garner. He is currently producing "Victims" for Cameo Entertainment and “The Cauldron” for Media Financial Partners. Mr. Dyal has written more than two dozen screenplays and stories for a variety of clients, including Orion, Universal, Overseas Film Group and many more. Mr. Dyal has production managed and/or line produced more than eighteen films.

Mr. Dyal has a varied background in corporate project funding, and has arranged and closed funding of more than $15 million for both private and public clients, in addition to his current funding activities. Mr. Dyal has a varied background in corporate project funding. Mr. Dyal is a graduate of the University of Illinois with a Bachelor's degree in Fine Arts, and holds a Master's degree in Fine Arts from the University of Southern California. He has been awarded two Ford Foundation Grants, and lives in Southern California.

If Proposal 1 is not approved by the stockholders, the nominees, one who was appointed by the Board to fill a vacant seat and one who was previously elected by the shareholders, will serve on the Board of Directors until a successor has been duly elected and qualified or the 2006 Annual Meeting, whichever event shall occur first.

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It is intended that the proxies received from stockholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.

RELATIONSHIP AMONG DIRECTORS OR EXECUTIVE OFFICERS

      There are no family relationships between any director or executive officer and any other director or executive officer.

COMPENSATION OF DIRECTORS

      At present, no directors are compensated for serving as members of the Board, although all directors are entitled to be reimbursed for certain expenses in connection with attendance at Board and committee meetings.

BOARD MEETINGS AND COMMITTEES

      The Board held a total of six meetings (including regularly scheduled and special meetings) during fiscal 2004. With the exception of Mr. Schaum, each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board and any meetings of committees of the Board on which he or she served.

      The Board has a standing Audit Committee and Compensation Committee. The Board does not currently have a formal nominating committee or a governance committee. The functions customarily performed by nominating and governance committees are performed by the independent members of the Board who make recommendations to the full Board regarding candidates for nomination and the size and composition of the Board. The independent members of the Board monitor the mix of skills, experience and background of the Board to ensure it maintains the necessary composition to effectively perform its oversight functions. The independent members of the Board will from time to time solicit and receive recommendations for candidates from members of the Board, senior level executives, individuals personally known to the members of the Board, and third party search firms as appropriate. In order to be considered for membership on the Board, a candidate should possess, at a minimum, the following qualifications:

•	high personal and professional ethics and integrity;

•	commitment to representing the long-term interests of Stockholders;

•	objectivity, practical and mature judgment; and

•	willingness to understand the business of the Company and to devote adequate time to carry out his or her duties.

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      The independent members of the Board believe that their processes effectively serve the functions of nominating and governance committees, and do not believe there is a need for a separate, formal nominating or governance committee. Although there is no formal policy regarding Stockholder nominees, the independent members of the Board believe that Stockholder nominees should be viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the independent members of the Board’s assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. Stockholders wishing to propose nominees for consideration for the Board should submit the candidate’s name and qualifications to our Corporate Secretary prior to the deadlines set forth under “Deadline for Future Proposals of Stockholders” in this Proxy Statement.

Audit Committee

     The Audit Committee currently consists of Mr. Jackson and Mrs. Olmstead. As described in more detail in the Report of the Audit Committee in this Proxy Statement, the Audit Committee is responsible for assisting the Board of Directors in its oversight of our accounting and financial reporting processes, the audits of our financial statements, and our system of internal controls. The Audit Committee held two meetings (including regularly scheduled and special meetings) in fiscal 2004. It is anticipated that the Audit Committee will expand to three members during fiscal year 2005.

Compensation Committee

      The Compensation Committee currently consists of Mr. Jackson and Mrs. Olmstead. As described in more detail in the Report of the Compensation Committee in this Proxy Statement, the Compensation Committee reviews and approves all forms of compensation to be provided to our executive officers, consults with management regarding compensation and benefits for non-executive officers and other employees, and oversees our compensation and benefits policies generally. The Compensation Committee held two meetings (including regularly scheduled and special meetings) in fiscal 2004.

Communication with the Board

      Stockholders may send communications to the Board of Directors by writing to them at Camelot Entertainment Group, Inc., Attention: Chief Financial Officer, 2020 Main Street, Suite 990 Irvine, CA 92614. All Stockholder communications will be reviewed by the Chief Financial Officer and forwarded to the Board if appropriate. Our Chief Financial Officer reserves the right to not forward to board members any abusive, threatening, or otherwise inappropriate materials.

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Directors’ Attendance at Annual Meetings of Stockholders

      Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we encourage directors to attend.

PROPOSAL 2: To ratify the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company.

Vote Required

The affirmative vote of the holders of a majority of the Common Shares present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required for the ratification and approval of the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company.

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Stockholders approved the acquisition and or establishment of similar entities at the 2004 Stockholders meeting. This proposal clearly identifies the subsidiaries. Please note that while these subsidiaries will technically be wholly owned subsidiaries, not all of the stock in each of these entities will be owned by the Company, as some shares may be owned by employees, officers, directors and other affiliated parties of any one subsidiary. In some subsidiaries, the Company may, at some point in the future, simply own a controlling interest in the subsidiary and therefor the subsidiary, while under the control of the Company, may not be classified as a wholly owned subsidiary.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” Proposal 2.

PROPOSAL 3: To authorize the Board of Directors to provide for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, which the board estimates a current need of $25,000,000, and file registration statements with various state agencies and the Securities and Exchange Commission for such funding.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to provide for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, which the board estimates a current need of $25,000,000, and file registration statements with various state agencies and the Securities and Exchange Commission.

In order to implement the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, we will need to begin the process of raising the funding necessary to begin production on our slate of pictures in Camelot Films and Ferris Wheel Films and to fund Camelot Distribution Group so that it can ramp up its distribution operations for our slate of pictures and for pictures to be acquired. Management has begun the process of providing for the initial funding of the Company’s subsidiaries, including the preparation of registration documents that may eventually be filed with the Securities and Exchange Commission. This funding does not effect the operations of our parent company, Camelot Entertainment Group, as that funding is being provided under current financing agreements already in place. The Board of Directors is asking the Stockholders to authorize the Board of Directors to provide for appropriate funding and file such documents as may be necessary with various state agencies and the Securities and Exchange Commission.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: To authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof.

In order to facilitate the funding requirements of Camelot Films, Ferris Wheel Films and Camelot Distribution Group, the Company may need to issue shares of the Company’s $.001 par value common and or its $.001 par value preferred stock or a combination thereof. The Board of Directors estimate that it will need to issue a minimum of 50 million shares of common stock or the equivalent in preferred stock in order to complete the funding.

The Board of Directors is asking the Stockholders to authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5. To authorize the Board of Directors, upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors, upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange.

Once the funding process is completed, the Company will be in a position where its equity, book value, and hopefully, its stock price, will be at a point where the Company can begin the process of applying for its common and or preferred stock to be traded on the American Stock Exchange. In the event the Company is in a position to apply for the listing, there can be no assurance that the Company will meet the minimum requirements for listing on that exchange. In the event the Company does not qualify to trade on the American Stock Exchange, the Company would continue to trade on the Over the Counter Bulletin Board until such time as it does meet the minimum requirements.

The Board of Directors is asking the Stockholders to authorize the Board of Directors upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6: To take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market.

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In addition to the funding process contemplated by the Company, which may result in funding originating from both domestic and international sources, the Company will also be conducting operations in Europe, with production and distribution activity taking place within the United Kingdom. As a result, this activity, combined with the funding process, will provide the opportunity for the Company to expand its trading base to international markets, including the stock exchanges and or markets in the United Kingdom. As with the American Stock Exchange, there can be no assurance that the Company will qualify for these exchanges and or markets. However, the Company plans to continue to peruse these avenues until such time as it is successful in obtaining an exchange and or market listing in the United Kingdom.

The Board of Directors is asking the Stockholders to authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7: To take all steps necessary to list the Company’s common and or preferred stock on one of the German stock exchanges.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on one of the German stock exchanges.

In addition to the funding process contemplated by the Company, which may result in funding originating from both domestic and international sources, the Company will also be conducting operations in Europe, with production and distribution activity taking place within Germany. As a result, this activity, combined with the funding process, will provide the opportunity for the Company to expand its trading base to international markets, including the stock exchanges and or markets in Germany. As with the American Stock Exchange, there can be no assurance that the Company will qualify for these exchanges and or markets. However, the Company plans to continue to peruse these avenues until such time as it is successful in obtaining an exchange and or market listing in Germany.

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The Board of Directors is asking the Stockholders to authorize the Board of Directors to take all steps necessary to list the Company’s common and or preferred stock on one of the German stock exchanges.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 7.

PROPOSAL 8: To authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

In funding the Company and its subsidiaries and qualifying for an exchange and or market listing both domestically and internationally, it may become necessary for the Board of Directors to increase the number of authorized common and or preferred shares, as well as establish additional series of common and or preferred shares. This proposal would give the Board of Directors the authority to take such action should it become necessary in order to facilitate the funding of the Company and its subsidiaries and to meet the qualification standards to meet the standards for listing on an exchange or market either in the United States, Europe, Asia or another international location. In the event it is not necessary for the Board of Directors to increase the authorized shares in order to implement the Company’s business models and objectives, the Board of Directors does not plan to increase the authorized shares. In the event it does become necessary, the Board of Directors may elect to only implement a partial increase. However, in granting this proposal, you are authorizing the Board of Directors of take any action it deems necessary in connection herewith in order to implement the Company’s business model and objectives.

In the event this Proposal Number 8 is implemented, the Board of Directors will be authorized to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in the following manner:

To amend Article IV, Capital Stock, of the Articles of Incorporation, as amended, filed on April 15, 2004, authorizing an aggregate number of common shares which the Corporation had the authority to issue being two hundred million [200,000,000] shares of voting stock with $.001 par value and that hereby the said authorization be increased to four hundred million [400,000,000] shares of stock with $.001 par value, so that Article IV of the Articles of Incorporation shall now read as follows:

The corporation shall be authorized to issue 300,000,000 shares of Common Stock having a $.001 par value, and 100,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares. Stockholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 8.

PROPOSAL 9: To authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

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In funding the Company and its subsidiaries and qualifying for an exchange and or market listing both domestically and internationally, it may become necessary for the Board of Directors to decrease the number of authorized common and or preferred shares, as well as establish additional series of common and or preferred shares. In addition, the Board of Directors may implement a reverse split of the common and or preferred shares. This proposal would give the Board of Directors the authority to take such action should it become necessary in order to facilitate the funding of the Company and its subsidiaries and to meet the qualification standards to meet the requirements for listing on an exchange or market either in the United States, Europe, Asia or another international location. In the event it is not necessary for the Board of Directors to decrease the authorized shares or implement a reverse split of the common and or preferred stock in order to implement the Company’s business models and objectives, the Board of Directors does not plan to decrease the authorized shares. In the event it does become necessary, the Board of Directors would have the authority to determine the specific reverse split ratio. However, in granting this proposal, you are authorizing the Board of Directors of take any action it deems necessary in connection herewith in order to implement the Company’s business model and objectives.

In the event this Proposal Number 9 is implemented, the Board of Directors will be authorized to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., if necessary, in the following manner:

To amend Article IV, Capital Stock, of the Articles of Incorporation, as amended, filed on April 15, 2004, authorizing an aggregate number of common shares which the Corporation had the authority to issue being two hundred million [200,000,000] shares of voting stock with $.001 par value and that hereby the said authorization be decreased to __________ shares of stock with $.001 par value, so that Article IV of the Articles of Incorporation shall now read as follows:

The corporation shall be authorized to issue ________ shares of Common Stock having a $.001 par value, and __________ shares of Preferred Stock having a $.001 par value. The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares. Stockholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock.

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The Board of Directors shall have the authority to determine the number of shares to be authorized in the event a decrease in the number of authorized common and or preferred shares becomes necessary. Please note that it may not be necessary to decrease the number of authorized common and or preferred shares in order to implement a reverse split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 9.

PROPOSAL 10: To approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom.

The Company plans to be very active in the British market and as a result it is in the process of establishing a British company to handle corporate operations in the United Kingdom.

The Board of Directors is asking the Stockholders to authorize the Board of Directors to approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 10.

PROPOSAL 11: To approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany.

The Company plans to be very active in the German market and as a result it is in the process of establishing a German company to handle corporate operations in Germany.

The Board of Directors is asking the Stockholders to authorize the Board of Directors to approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 11.

PROPOSAL 12: To approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to authorize the Board of Directors to approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland.

The Company plans to be very active in the Irish market and as a result it is in the process of establishing an Irish company to handle corporate operations in Ireland.

The Board of Directors is asking the Stockholders to authorize the Board of Directors to approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 12.

PROPOSAL 13: Ratification of Actions Taken by the Board of Directors since Our Last Stockholder Meeting

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual Meeting is required to ratify actions taken by the Board of Directors since our last Stockholder meeting.

Since our last Stockholder meeting, your Board of Directors has taken various actions which have been detailed in our annual, quarterly and other reports filed with the Securities and Exchange Commission. We encourage each Stockholder to carefully review all these filings and all other records, press releases and other materials relating to the operations of the Company since the last Stockholders meeting. Accordingly, the Board of Directors is asking the Stockholders to affirm, approve and ratify all actions taken by the Board of Directors since our last Stockholder meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 13.

Executive Officers

Biographical information for the current executive officers of the Company is set forth below. Executive officers are designated as such and serve at the discretion of the Board, and until their successors have been duly elected and qualified, unless sooner removed by the Board.

Name	Age	Position

Robert P. Atwell	51	Chief Executive Officer
George Jackson	45	Chief Financial Officer

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Robert P. Atwell, 51, Chairman, President and Chief Executive Officer, has been President of the Company since March 19, 2003. Mr. Atwell is also the President of The Atwell Group, Inc., which encompasses several companies Mr. Atwell has been affiliated with since 1978, including The Corporate Solution, Inc. (1978), Eagle Consulting Group, Inc. (1996), The Atwell Group, LLC (2004) and Camelot Films, Inc. (1978). Mr. Atwell’s companies specialize in taking small companies public, securing and implementing assignments for a variety of agencies and corporations including general business consulting, corporate restructuring, mergers and acquisitions, corporate investigations and securities administration. Mr. Atwell has been involved in all aspects of motion picture production and distribution. Mr. Atwell began his career in the entertainment business in 1971, working initially in television and independent film before establishing Camelot Films in 1978.

George Jackson, 45, Director, Chief Financial Officer, has been a Certified Public Accountant since 1984. He worked with the public accounting firm of KPMG. While at KPMG he worked as a consultant and auditor on many film companies including: Carolco Films, New World Pictures and others. He was the co-founder, CEO and CFO of several fitness centers from 1985 to 1999. He was responsible for managing companies with over $20 million in revenue, 540 employees in the United States and Asia, raising over $10 million in capital and managing the accounting departments and preparing financial statements for Stockholders in the U.S. and Asia. He sold all his fitness center assets to Bally Total Fitness in early 2000, netting a return to Stockholders of over 45% on an annual basis. From 2000 to present he has developed more fitness centers in Asia and been a director to several fitness companies. Mr. Jackson graduated from the University of Southern California with a B.S. in Accounting in 1982.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the amount of our Common Stock beneficially owned, as of June 30, 2005, by (i) persons known by us (based upon Securities and Exchange Commission (“SEC”) filings) to own 5% or more of our Common Stock, (ii) each Named Executive Officer listed in the Summary Compensation table below, (iii) our directors and director nominees, and (iv) our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

       Except as indicated below, the address for each listed director and executive officer is c/o Camelot Entertainment Group, Inc., 2020 Main Street, Suite 990 Irvine, CA 92614. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. The number of Common Stock outstanding used in calculating the percentages in the table below includes the Common Stock underlying options or warrants held by such person that are exercisable within 60 days of June 30, 2005, but excludes Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on __________ shares of Common Stock outstanding as of June 30, 2005.

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Name of Beneficial Owner	Shares Beneficially Owned	Voting Shares	Percent
Albert Golusin	5,108,962	5,108,962	7%
AM Management Group, Inc.	5,179,333	5,179,333	9%

Common Shares Controlled by Mr. Atwell:

Eagle Consulting Group, Inc. (1)	19,455,846	19,455,846	43%
The Atwell Group, LLC (2)	5,000,000	5,000,000	8%
The Corporate Solution, Inc. (3)	3,500,000	3,500,000
Robert P. Atwell (4)	13,606,054	13,606,054	18%
Robert P. Atwell (5)	43,228	43,228
Robert P. Atwell (6)		255,000,000
Robert P. Atwell (7)		5,100,000,000

Total Common Shares Controlled by Mr. Atwell
TOTAL 5% Stockholders as a Group			%

Preferred Shares Controlled by Mr. Atwell:

Robert P. Atwell (Series A) (8)	5,100,000	255,000,000	100%
Robert P. Atwell (Series B) (9)	5,100,000	5,100,000,000	100%

Note (1) Robert P. Atwell is President of Eagle Consulting Group, Inc.
Note (2) Robert P. Atwell is President of The Atwell Group, LLC
Note (3) Robert P. Atwell is President of The Corporate Solution, Inc.
Note (4) Includes shares held by family members
Note (5) Includes shares held in street name
Note (6) Series A Preferred Stock convertible into shares of Common Stock
Note (7) Series B Preferred Stock convertible into shares of Common Stock
Note (8) Each share of Series A Preferred Stock is convertible into 50 shares of Common Stock; 50 to 1 Voting Rights
Note (9) Each share of Series B Preferred Stock is convertible into 100 shares of Common Stock once the 30 day moving average bid price of the Common Stock is at or exceeds $0.15 per share; 1,000 to 1 Voting Rights

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The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. All shares are held beneficially and of record and each record Stockholder has sole voting and investment power.

The following table sets forth as of June 30, 2005, certain information, based on information obtained from the persons named below, with respect to the securities ownership of the common stock by Management.

Name of Beneficial Owner	Shares Beneficially Owned	Voting Shares	Percent
Common Shares Controlled by Mr. Atwell:

Eagle Consulting Group, Inc. (1) Robert P. Atwell 2020 Main Street, Suite 990 Irvine, CA 92614	26,481,638		43%
Robert P. Atwell (2) 2020 Main Street, Suite 990 Irvine, CA 92614	11,106,055		18%
The Atwell Group, LLC (3) 2020 Main Street, Suite 990 Irvine, CA 92614	5,000,000		8%
The Corporate Solution, Inc. (4) 2020 Main Street, Suite 990 Irvine, CA 92614	3,600,000

Total Common Shares Controlled by Mr. Atwell:

Preferred Shares Controlled by Mr. Atwell:

Robert P. Atwell (Series A) 2020 Main Street, Suite 990 Irvine, CA 92614	5,100,000	255,000,000%
Robert P. Atwell (Series B) 2020 Main Street, Suite 990 Irvine, CA 92614	5,100,000	5,100,000,000%

Total Preferred Shares Controlled by Mr. Atwell:

Total Shares Controlled Mr. Atwell:			%

H.K. Dyal 2020 Main Street, Suite 990 Irvine, CA 92614	1,000,000
Jane Olmstead 7474 East Arkansas #1204 Denver CO 80231	179,000		0%

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Rounsevelle Schaum (5) 294 Valley Road Middletown RI 02842	1,000,000	2%
George Jackson 2020 Main Street, Suite 990 Irvine, CA 92614	1,000,000

Management Team Shares:
Total Management Common Shares:		%

Note (1) Robert P. Atwell is President of Eagle Consulting Group, Inc.
Note (2) Includes shares held by family members
Note (3) Robert P. Atwell is President of The Atwell Group, LLC
Note (4) Robert P. Atwell is President of The Corporate Solution, Inc.
Note (5) Includes shares held by family members

The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right.

No officer, director or security holder listed above owns any warrants, options or rights.

All shares are held beneficially and of record and each record Stockholder has sole voting and investment power. The address at which each Executive Officer and Director can be reached is the Company's headquarters.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s executive officers and directors and persons who own more than 10 percent of the Company’s Common Stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than 10 percent Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to fiscal year 2004, all filing requirements applicable to its executive officers, directors and 10 percent Stockholders were met.

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Certain Relationships and Related Transactions

  There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation earned for services rendered to us in all capacities for fiscal year 2004 by our Chief Executive Officer and the Company’s one other executive officer who was serving as an executive officer of the Company as of December 31, 2004 (collectively, referred to “Named Executive Officers” in this Proxy Statement):

Summary Compensation Table

						Long Term
						Compensation
		Annual Compensation				Awards

					Other Annual	Securities
					Compensation	Underlying
Name and Principal Position		Salary($)		Bonus($)	($)(4)	Options(#)

Robert P. Atwell	2004	250,000	(1)	0	0	0
Chairman and Chief
Executive Officer
Albert Golusin (2)	2004	75,000	(1)	0	0	0
Jane Olmstead (3)	2004	25,000	(1)	0	0	0
GeorgeJackson Chief Financial Officer(s)

Note (1) Paid in Stock; (2) Golusin resigned on November 30, 2004. (3) Olmstead replaced Golusin as CFO

Stock Option Grants in Last Fiscal Year

None.

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Employment Agreements and Change of Control Arrangements

      None of the Named Executive Officers currently has an employment agreement with us. We expect to enter into formal agreements during fiscal year 2005. We do have agreements with Eagle Consulting Group, Inc. and The Corporate Solution, Inc., certain terms and conditions of which are expected to be incorporated into an employment agreement with Robert P. Atwell.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board is providing the following report on executive compensation in accordance with the rules and regulations of the SEC. This report outlines the policies of the Compensation Committee with respect to executive compensation, the various components of the Company’s compensation program for executive officers, and the basis on which the 2004 compensation for the Company’s Chief Executive Officer was determined.

      The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

General

      The Compensation Committee’s functions include:

•	determining all forms of compensation of the Company’s Chief Executive Officer;

•	reviewing and approving all forms of compensation for the other executive officers, including salary, bonuses and stock options;

•	consulting with management regarding compensation and benefits for non-executive officers and other employees; and

•	overseeing our compensation and benefits policies generally.

Compensation Policies

      The Company’s executive compensation policies have two principal goals: (1) attracting, rewarding and retaining executives, and (2) motivating executives to achieve short-term and long-term corporate goals that enhance stockholder value. Accordingly, the Compensation Committee’s objectives are to:

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•	offer compensation opportunities that attract and retain executives whose abilities are critical to the Company’s long-term success and motivate individuals to perform at their highest level;

•	tie in a significant portion of the executive’s total compensation to achievement of financial, organizational, management and personal performance goals; and

•	reward outstanding individual performance by an executive officer that contributes to the Company’s long-term success.

Compensation of Executive Officers Generally

      The Company’s compensation program for its executives will emphasize variable compensation, primarily through grants of short and long term performance based incentives. Executive compensation will generally consist of the following: (i) base salary; (ii) incentive bonuses; and (iii) long-term equity incentive awards in the form of stock option grants. Each executive officer’s compensation package will be designed to provide an appropriately weighted mix of these elements. We expect to implement our compensation program during fiscal year 2005.

      Base Salary. Base salary levels for each of the Company’s executive officers, including the Chief Executive Officer, are expected to be set within a range of base salaries that the Board (through the Compensation Committee or in its entirety) believes reflect market salaries for similar executive officers at comparable companies. Commercially available compensation surveys are expected to be used to determine that such range is at or near the levels paid by comparable companies engaged in the motion picture industry and located within comparable geographical locations. The Board does not expect to use formulas but instead plans to exercise its judgment based on considerations including overall responsibilities and the importance of these responsibilities to the Company’s success, experience and ability, past short-term and long-term job performance and salary history. In addition, in reviewing executive salaries generally and in setting the salary of the Chief Executive Officer, the Compensation Committee generally plans to take into account the Company’s past financial performance and future expectations, as well as changes in the executives’ responsibilities.

      Incentive Bonuses. The Compensation Committee will recommend the payment of bonuses to provide an incentive to executive officers to be productive over the course of each fiscal year and to bring the total cash-based compensation to market levels. A portion of these bonuses will be awarded if the Company achieves or exceeds certain corporate performance objectives and a portion of these bonuses will be awarded if the executive achieves or exceeds certain personal goals.

      Equity Incentives. Stock options will be used by the Company as long-term compensation to provide a stock-based incentive to improve the Company’s financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. Generally, stock options will be granted to executive officers from time to time based primarily upon the individuals’ actual and/or potential contributions to the Company and the Company’s financial performance. Stock options will be designed to align the interests of the Company’s executive officers with those of its Stockholders by encouraging executive officers to enhance the value of the Company, the price of its Common Stock, and hence, the Stockholders’ return. In addition, the vesting of stock options over a period of time is designed to create an incentive for the individual to remain with the Company. The Company plans to grant options to the executives on an ongoing basis to provide continuing incentives to the executives to meet future performance goals and to remain with the Company.

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Compensation of the Chief Executive Officer and Chief Financial Officer

      The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance, its expectation of his future contributions to the Company’s performance and the compensation paid to chief executive officers of comparable companies. Robert P. Atwell served as the Company’s Chief Executive Officer in 2004. In 2004, Mr. Atwell received a base salary of $250,000, for which he accepted Common Stock in lieu of cash consideration. Albert Golusin served as the Company’s Chief Financial Officer for eleven months in 2004. Jane Olmstead served as interim CFO for one month in 2004. Mr. Golusin received a base salary of $75,000, for which he accepted Common Stock in lieu of cash consideration. Mrs. Olmstead received a base salary of $25,000, for which she accepted Common Stock in lieu of cash consideration.

     For 2005, the Compensation Committee recommended, and the Audit Committee and Board have approved, setting the base salary of Mr. Atwell to be $250,000 and setting the base salary of the CFO to be $100,000. The Compensation Committee believes the compensation to be paid to Mr. Atwell and the CFO for 2005 is reasonable.

Policy with Respect to Qualifying Compensation for Deductibility

      Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its chief executive officer or any of its other four most highly compensated executive officers in a single year. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. The Board of Directors will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, may be appropriate in the future.

SUBMITTED BY THE COMPENSATION COMMITTEE

George Jackson
Jane Olmstead

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Company’s Board is providing the following report in accordance with the rules and regulations of the SEC. The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

Audit Committee Membership

      The Audit Committee of our Board of Directors consists of two members one of which is not our employee or an employee of our subsidiaries. One member of the Audit Committee, Jane Olmstead, qualifies as an “independent” director. The members of the Audit Committee for fiscal year 2004 were George Jackson and Jane Olmstead. We expect Mr. Jackson and Mrs. Olmstead to continue on the Audit Committee for fiscal year 2005.

Role of the Audit Committee

      The purpose of the Audit Committee is to assist the Board of Directors in its oversight of our accounting and financial reporting processes, the audits of our financial statements, and our system of internal controls. The Audit Committee’s primary responsibilities are to:

•	appoint, compensate, and oversee the work of the independent auditor;

•	review the independent auditor’s activities, performance, independence and fee arrangements;

•	request certain information from, and discuss certain matters with, the independent auditor as required by applicable accounting standards; and

•
review with management, before release, our audited annual financial statements and unaudited interim financial statements, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our annual report on Form 10-K and quarterly reports on Form 10-Q.

Management is responsible for: (i) the preparation and presentation of our financial statements; (ii) our accounting and disclosure principles; and (iii) our internal controls over financial reporting designed to ensure compliance with accounting standards, applicable laws and regulations. Epstein Weber and Conover, PLC, of Scottsdale, Arizona, our independent auditor for fiscal 2004, was responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States.

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Review of Audited Financial Statements for Fiscal Year ended December 31, 2004

      Our Audit Committee has reviewed and discussed our audited financial statements with management. In addition, the Audit Committee has discussed with Epstein Weber and Conover, PLC, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors, and it approved and ratified, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC.

      Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, which the financial statements are presented in accordance with generally accepted accounting principles or that Epstein Weber and Conover, PLC, was in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

George Jackson
Jane Olmstead

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DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

      Proposals of Stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the 2006 Annual Meeting pursuant to SEC Rule 14a-8 must be received by the Secretary of the Company at the Company’s principal executive offices in Irvine, California not later than May 15, 2006. Stockholders wishing to bring a proposal before our 2006 Annual Meeting (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of the Company at the Company’s principal executive offices in San Marcos, California not later than June 30, 2006. In order to curtail controversy as to the date upon which such written notice is received by the Company or its U.S. subsidiary, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested, or a similar method which confirms the date of receipt.

OTHER PROPOSED ACTION

      The Board is not aware of any other matters to be presented at the meeting.

By Order of the Board of Directors,

/s/ Robert P. Atwell, Chairman

Dated July 1, 2005

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PROXY
Camelot Entertainment Group, Inc.
August 24, 2005

This proxy is solicited on behalf of the Board of Directors.

The undersigned Stockholder of Camelot Entertainment Group, Inc. acknowledges receipt of the notice of annual Stockholder meeting dated June 17, 2005, and accompanying proxy statement, and appoints _________________ as proxies and attorneys-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, $.001 par value, of Camelot Entertainment Group, Inc., the undersigned hold of record as of June 30, 2005, at the annual Stockholder meeting to be held on August 24, 2005, 10:00 a.m. PST at Camelot Entertainment Group, Inc., 2020 Main Street, Suite 990, Irvine, California 92069, United States, and at any postponement or adjournment of such meeting.

Any Stockholder completing this proxy who fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, the proxy will be voted “For” the proposal. If a box is marked, your shares shall be voted according to your instructions.

The Board of Directors recommends a vote “For” the proposals listed below.

PROPOSAL 1: To elect one director to serve on the Board of Directors of the Company for a term of two (2) years and one director to serve on the Board of Directors for one (1) year as set forth in Proposal 1 or, if proposal 1 is not approved, until the next Annual Meeting, or until a successor has been duly elected and qualified.

Nominee: George Jackson

(_____) For

(_____) Against

(_____) Abstain

Nominee: Jane Olmstead

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 2: To ratify the establishment of Camelot Features, Inc., a Nevada corporation, Ferris Wheel Films, Inc., a Nevada corporation, Camelot Distribution Group, Inc., a Nevada corporation, Camelot Production Services Group, Inc., a Nevada corporation, and the acquisition of Camelot Technologies, Inc., a Nevada corporation; with each to be a wholly owned subsidiary of the Company.

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(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 3: To authorize the Board of Directors to prepare Private Placement Memorandums and file subsequent registration statements with various state agencies and the Securities and Exchange Commission for the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models which the board estimates a current need of $25,000,000.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 4: To authorize the Board of Directors to issue shares of the Company’s $.001 par value common and $.001 par value preferred stock to facilitate the funding requirements, which the Board of Directors currently estimates will be a minimum of 50 million shares of common stock or the equivalent in preferred stock, or a combination thereof.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 5: Upon the initial funding of the Camelot Films, Ferris Wheel Films and Camelot Distribution Group business models, to take all steps necessary to list the Company’s common and or preferred stock on the American Stock Exchange.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 6: To take all steps necessary to list the Company’s common and or preferred stock on the London Stock Exchange or the London AIM market.

(_____) For

(_____) Against

(_____) Abstain

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PROPOSAL 7: To take all steps necessary to list the Company’s common and or preferred stock on one of the German Stock Exchanges.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 8: Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc. in order to increase the aggregate number of common and preferred shares from 200,000,000 up to a maximum of 400,000,000 for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 9: Authorize the Board of Directors, if the Board of Directors deem it necessary, to amend the Articles of Incorporation of Camelot Entertainment Group, Inc., or to take any other action the Board of Directors deem necessary, including, but not limited to, implementing a reverse split of the common and or preferred shares, in order to decrease the aggregate number of common and or preferred shares for the purpose of securing funding for the Company and its subsidiaries and securing exchange and or market listings for the Company.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 10: To approve and ratify the establishment of a British subsidiary, to be named by the Board of Directors, to handle our activities in the United Kingdom.

(_____) For

(_____) Against

(_____) Abstain

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PROPOSAL 11: To approve and ratify the establishment of a German subsidiary, to be named by the Board of Directors, to handle our activities in Germany.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 12: To approve and ratify the establishment of an Irish subsidiary, to be named by the Board of Directors, to handle our activities in Ireland.

(_____) For

(_____) Against

(_____) Abstain

PROPOSAL 13: To ratify all actions taken by the directors since the last Stockholder meeting.

(_____) For

(_____) Against

(_____) Abstain

Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in fully corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date Signed: _____________________, 2005

Number of Shares Owned:   ___________________________

Print Name(s) of Stockholder(s):  ___________________________

___________________________

Signature (all joint tenants must sign): ___________________________

___________________________
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